EXHIBIT 10.2

First Amendment to Asset Purchase Agreement

The Asset Purchase Agreement dated March 14, 2008 (the “Asset Purchase Agreement”) by and among each of the undersigned is hereby amended by deleting “May 1, 2008” in Sections 8.1(b)(ii) and 8.1(c)(ii) and inserting in lieu thereof “May 9, 2008”. Except as amended hereby, the Asset Purchase Agreement remains in full force and effect and is not amended or modified in any respect.

IN WITNESS WHEREOF, each of the parties hereto has executed this First Amendment as of May 1, 2008.

SELLERS:
BIODIESEL INVESTMENT GROUP, LLC

By:	/S/ Mark A. Burke
Name: Mark A. Burke
Title: President

BUNGE NORTH AMERICA, INC.

By:	/S/ Michael M. Scharf
Name: Michael M. Scharf
Title: Senior Vice President

PURCHASER:
BLACKHAWK BIOFUELS, LLC

By:	/S/ Ronald L. Mapes
Name: Ronald L. Mapes
Title: Chairman

REG:
RENEWABLE ENERGY GROUP, INC.

By:	/S/ Daniel J. Oh
Name: Daniel J. Oh
Title: Chief Operating Officer

COMPANY:
BIOFUELS COMPANY OF AMERICA, LLC

By:	/S/ Mark A. Burke
Name: Mark A. Burke
Title: President